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                                                                      EXHIBIT 10
                                                                      ----------

                                   MGZ CORP.
                            8005 S.W. BOECKMAN ROAD
                             WILSONVILLE, OR  97070


                                                                 August 20, 1998


BY FACSIMILE
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Quickturn Design Systems, Inc.
55 W. Trimble Road
San Jose, California  95131
Attention:  Glen M. Antle

Dear Mr. Antle:

          Pursuant to Section 803.5(a)(1) of the Rules of the Federal Trade Commission (the "Commission") under Section 7A of the Clayton Act as added by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Act"), you are hereby notified as follows:

          1. The acquiring person is MGZ Corp., the ultimate parent entity of which is Mentor Graphics Corporation.

          2. MGZ Corp. intends to acquire voting securities of Quickturn Design Systems, Inc.

          3. MGZ Corp. has commenced a cash tender offer to acquire 100% of the outstanding shares of common stock, par value $.001 per share, of Quickturn Design Systems, Inc., including the associated preferred stock purchase rights.

          4. The foregoing acquisition may be subject to the Act and Mentor Graphics Corporation is filing notification under the Act with the Commission and the Assistant Attorney General in charge of the Antitrust Division of the United States Department of Justice (the "Assistant Attorney General").
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          5.   It is anticipated that such notification will be received by the
Commission and the Assistant Attorney General on August 20, 1998.

          6. The person within which Quickturn Design Systems, Inc. is included may be required to file notification under the Act.


                              Very truly yours,
                              MGZ Corp.


                                       /s/  Gregory K. Hinckley
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                                 By:   Gregory K. Hinckley
                                       Chief Financial Officer and Secretary